To Our Shareholders

The third quarter marked an important change for Baker, Fentress & Company
(BKF). The plan to distribute most of BKF's assets and to de-register as an investment company was approved by shareholders at a special meeting on August 19, 1999. The detailed voting results for this special meeting can be found on page three of this report.

STATUS OF THE PLAN

The initial distributions as part of the plan were paid on September 24, 1999. They consisted of two cash payments totaling $4.00 per share and the distribution of all the shares of Consolidated-Tomoka Land Co. (AMEX:CTO) owned by BKF. There are three major steps remaining to be completed:

  . the final distribution of the Company's remaining cash;

  . a reverse stock split; and

  . the de-registration of BKF as a registered investment company.

  The Company expects to pay the final distribution in January 2000 (with a part of that distribution being taxable in 1999). We plan for the reverse stock split, which shareholders also approved at the special meeting, to occur at or about the same time that the NYSE reduces the BKF per share market price by the amount of the final distribution. In the reverse stock split, you will receive one "new" BKF share for each six "old" BKF shares you own, and cash for any resulting fraction of a share. The reverse stock split is intended to increase the per share market price of BKF and should have no economic impact on BKF share-holders. You will receive more information about the mechanics of the reverse split at a later date.

  The final step is ceasing to be an investment company. We have applied to the Securities and Exchange Commission for an order declaring that, after payment of the final distribution, BKF no longer will be an investment company. We hope to receive that order sometime in the first quarter of 2000. After that order is received, the plan will have been completely implemented. The Company will be a holding company with one principal asset - John A. Levin & Co., Inc. (Levco) and the related Levco Companies. BKF intends to continue to be listed on the NYSE after the distribution plan is completed.

PERFORMANCE UPDATE

This year's shareholder return, as measured by market value total return, was positively impacted by the announcement of the distribution plan. Since the announcement, 18.3 million shares (46.8% of BKF's outstanding shares) have traded, and our discount has narrowed from 25.8% on May 5, 1999 to 7.0% on September 30, 1999. For the nine months ended September 30, 1999, the shareholder return was 33.5%. This compares to net asset value total return for this same period of 7.5%.

STATUS OF THE PORTFOLIO

The Company started selling portfolio securities immediately after shareholders approved the distribution plan on August 19th. As of September 30, 1999, our total net assets were comprised of the following:

                                       Market Value
                                      As of 9/30/99
                                      (in millions)
                                      -------------
  Cash and cash equivalents               $424.0
  Public portfolio securities               56.2
  Private placement securities               9.4
  Levco                                    102.0
  Other assets less liabilities             (6.4)
                                          ------
             Total net assets             $585.2
                                          ======

  As can be seen from the above table, the Company has sold a substantial portion of its portfolio securities, and invested the proceeds in U.S. Treasury Bills. At the end of September, the amount of the Company's assets in cash

                           Baker, Fentress & Company  3rd Quarter Report 1999  1
equivalents was about 72% of the Company's total net assets. That percentage should increase as the balance of the public and private portfolios are liquidated.

  Included in the $56.2 million public portfolio securities still held at September 30th, is $48.3 million of securities with unrealized gains that were short-term as of September 30th, but will become long-term before year-end and will be sold when they cross that long-term threshold. From October 1 through October 20, 1999 $18.9 million of these securities were sold, resulting in gains of $8.0 million. The remaining public portfolio securities will also be sold before the end of 1999.

  During September, the balance of our Citadel Communications Corporation shares was sold. This was one of the best performing private placement investments in the Company's history. The Company received total sale proceeds of $83.4 million for our equity investment, compared to an original cost of $4.3 million.

  The remaining private placement portfolio consists of our investment in Durolite International and three smaller holdings. Recent events suggest our generating liquidity in the Durolite investment at a reasonable valuation before year end is not likely. On October 22, we reduced this investment's carrying value from $8.0 million to $2.0 million to reflect this fact. We continue efforts to maximize the ultimate value to be realized from the investment. During the third quarter, one of the small investments was converted into a debt security which matures prior to year end. Subsequent to the third quarter's end, another investment converted into unrestricted publicly traded securities which will be liquidated. We continue to evaluate options for liquidating the last and smallest holding, an unrestricted but illiquid public security.

  The largest single position within our portfolio continues to be Levco, which is valued by the board of directors at $102.0 million, or $2.61 per BKF share, and represented 17.4% of total net assets as of September 30, 1999. Levco is a registered investment adviser, located in New York City, that Baker Fentress acquired on June 28, 1996. Levco currently manages $7.8 billion of assets as of September 30, 1999 for both institutional and individual accounts. Gross revenues for the nine months ended September 30, 1999 were $37.7 million. Shareholders are reminded that as the BKF public portfolio is liquidated, Levco will no longer earn management fees on these assets. Such fees totaled $1.5 million in 1998. This change in revenues has already been reflected in the valuation of Levco.

SUMMARY OF DISTRIBUTIONS

In addition to the $0.30 per share ordinary income dividend paid on June 15, 1999, the following cash distributions were paid on September 24, 1999:

  . Ordinary income dividend of $1.00 per share.

  . Capital gain distribution of $3.00 per share.

  . All 5,000,000 shares of CTO owned by BKF. The distribution ratio was
    0.128109 shares of CTO for each BKF share, with any fractional share sold and the proceeds paid in cash.

  The Company expects to pay the final distribution in one aggregate amount in January 2000. This distribution should consist of an ordinary income dividend, a capital gain distribution and a return of capital. A part of the distribution will be taxable in 1999, even though shareholders will not receive it until January 2000. Complete tax information regarding all distributions for 1999, including those received in 2000, will be sent to all shareholders in January 2000.

ESTIMATED FINAL DISTRIBUTION

We have received many requests from shareholders for more information about the estimated amount of the final distribution. The actual amount of the final distribution



2  Baker, Fentress & Company  3rd Quarter Report 1999

(and its precise timing) will be determined by the Company's board of directors in mid-December. Based upon the composition of the Company's assets as of September 30, 1999, our estimates of the Company's income and expenses, and our estimates of the amount of additional gain or loss to be realized when the remaining portfolio securities are sold, we are currently estimating that the final per share distribution will be as shown below:

                            Estimate
                          As of 9/30/99
                          -------------
  Ordinary Income             $ 1.42
  Capital Gain                  1.87
  Return of Capital             8.95
                              ------
         Total                $12.24
                              ======

  Remember that these amounts, and the allocation among the various sources, are only estimates. The actual amounts and sources will depend on the Company's actual income, expenses and realized gains on securities sales.

TERMINATION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

On October 4, 1999, the board of directors authorized the termination of the Company's Dividend Reinvestment and Cash Purchase Plan. The Plan was terminated as of October 22, 1999. Within three days after the termination of the Plan, certificates were issued for whole shares held in participants' plan accounts. Fractional shares were sold and the proceeds paid in cash a few days later.

BASIS INFORMATION

The Company has information from 1971 to the present that might help some shareholders to calculate their basis in BKF common stock. If you need more information to compute the basis of your BKF shares, go to the Company's web site at www.bakerfentress.com. Information on the web site includes per share ordinary income dividends, capital gain distributions and reinvestment prices from June 1971 to the present. It also provides amounts which can be added to your basis for years 1971 through 1987 when the Company retained all or a portion of realized capital gains and paid the related taxes.

CLOSING COMMENTS

We continue to believe that our asset distribution plan is in the best interests of the shareholders of the Company and wish to thank our shareholders for their support. We are now concentrating our efforts on the timely liquidation of those investments remaining in our public and private portfolios, and developing the business of Levco.

/s/ James P. Gorter
---------------------
James P. Gorter
Chairman of the Board


/s/ John A. Levin
-----------------
John A. Levin
President and CEO


                        SPECIAL MEETING OF SHAREHOLDERS

   A special meeting of shareholders was held on August 19, 1999. The results of the two proposals voted on by the shareholders were as follows:

  1. A proposal to approve the Plan for Distribution of Assets of Baker, Fentress & Company was approved with 27,162,378 shares voted in favor, 960,767 shares voted against, and 203,488 shares abstained from voting.

  2. A proposal to amend the Company's Certificate of Incorporation to provide for a reverse stock split of the shares of the Company's common stock was approved with 26,603,954 shares voted in favor, 1,404,454 shares voted against and 318,221 shares abstained from voting.


                           Baker, Fentress & Company  3rd Quarter Report 1999  3

Statement of Investments


September 30, 1999 - Unaudited                                                 Shares            Value
                                                                               -------        ----------
INVESTMENTS IN UNAFFILIATED ISSUERS-9.75%
  Common Stock -- 7.86%
      Basic Materials -- 0.33%
        Minerals Technologies Inc......................................         3,000        $  145,689
        Monsanto Company...............................................        46,500         1,659,492
        Solutia Inc....................................................         8,000           143,000
                                                                                             ----------
                                                                                              1,948,181
                                                                                             ----------
      Capital Goods -- 0.12%
        Cable Design Technologies Corporation (b)......................        10,000           228,130
        Cordant Technologies Inc.......................................         2,000            60,876
        Howmet International Inc. (b)..................................        10,000           140,000
        IDEX Corporation...............................................         5,000           141,565
        York International Corporation.................................         4,200           150,940
                                                                                             ----------
                                                                                                721,511
                                                                                             ----------
      Consumer Cyclical -- 1.18%
        Beazer Homes USA, Inc. (b).....................................         7,000           129,941
        The Black & Decker Corporation.................................         2,800           127,926
        Tribune Company................................................       131,000         6,517,250
        Valuevision International, Inc., Class A (b)...................         5,000           130,000
                                                                                             ----------
                                                                                              6,905,117
                                                                                             ----------
      Consumer Staples -- 1.10%
        The Ackerley Group, Inc........................................        11,000           135,443
        AMFM Inc. (b)..................................................        88,500         5,387,438
        Cumulus Media Inc., Class A (b)................................         7,000           228,816
        Interstate Bakeries Corporation................................         9,000           207,000
        Loews Cineplex Entertainment Corporation (b)...................        25,000           196,875
        Meredith Corporation...........................................         5,000           181,565
        Pegasus Communications (b).....................................         2,500           112,812
                                                                                             ----------
                                                                                              6,449,949
                                                                                             ----------
      Energy -- 1.04%
        Conoco Inc. (b)................................................       200,200         5,555,550
        Conoco Inc., Class B...........................................             1                18
        Unocal Corporation.............................................        15,000           555,945
                                                                                             ----------
                                                                                              6,111,513
                                                                                             ----------


See accompanying Notes to Statement of Investments

4  Baker, Fentress & Company  3rd Quarter Report 1999

Statement of Investments


September 30, 1999 - Unaudited                                                Shares          Value
                                                                            ---------      -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Financials -- 1.36%
        Ace Ltd........................................................         3,995      $    67,667
        Aetna Life Insurance and Annuity Company.......................         1,284           63,237
        Annuity and Life RE (Holdings), Ltd............................         1,412           35,124
        Bank One Corporation...........................................           540           18,799
        The Bank of New York Company, Inc..............................         7,903          264,261
        W.R. Berkley Corporation.......................................         9,128          209,944
        Countrywide Credit Industries, Inc.............................         1,060           34,185
        Crescent Real Estate Equities Company..........................         9,000          162,000
        CRIIMI MAE Inc.................................................         6,494           13,397
        Fairfax Financial Holdings Ltd. (Stock Purchase Rights)........        78,000            4,680
        Financial Federal Corporation..................................           702           13,250
        First Investors Financial Services Group, Inc. (b).............       292,600        1,463,000
        First Union Corporation........................................           510           18,169
        Horace Mann Educators Corporation..............................         4,000          103,252
        Indymac Mortgage Holdings, Inc.................................        15,556          233,340
        Kennedy-Wilson, Inc. (b).......................................        17,500          162,978
        KeyCorp........................................................           730           18,843
        Mellon Bank Corporation........................................           578           19,507
        Mutual Risk Management Ltd.....................................         2,330           82,715
        Nationwide Financial Services, Inc.............................           850           30,069
        Northern Trust Corporation.....................................        41,800        3,490,300
        PartnerRe Ltd..................................................         6,356          220,871
        Prison Realty Trust, Inc.......................................        18,000          193,500
        Pxre Group Ltd.................................................         2,241           32,636
        Scottish Annuity & Life Holdings, Ltd. (b).....................         4,762           46,727
        Superior National Insurance Group, Inc. (b)....................        49,300          693,306
        UICI (b).......................................................         6,436          164,523
        Vail Banks, Inc. (b)...........................................         1,100            9,900
        XL Capital Ltd., Class A.......................................         1,411           63,495
                                                                                          ------------
                                                                                             7,933,675
                                                                                          ------------

      Health Care -- 0.20%
        Carematrix Corporation (b).....................................        20,000          103,760
        Covance Inc. (b)...............................................         9,500           92,036
        EG&G, Inc......................................................         5,000          198,750
        Haemonetics Corporation (b)....................................        10,000          196,880
        Paracelsus Healthcare Corporation (b)(c)(e)....................       535,443          401,582
        Sunrise Assisted Living, Inc. (b)..............................         6,000          159,378
                                                                                          ------------
                                                                                             1,152,386
                                                                                          ------------

See accompanying Notes to Statement of Investments


                           Baker, Fentress & Company  3rd Quarter Report 1999  5

Statement of Investments

September 30, 1999 - Unaudited                                              Shares, or
                                                                         Principal Amount          Value
                                                                         ----------------       -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Technology -- 1.01%
        First Data Corporation.........................................            30,388       $ 1,333,273
        Koninklijke Philips Electronics N.V............................            39,560         3,995,560
        Metamor Worldwide, Inc. (b)....................................            10,000           177,500
        Schawk, Inc....................................................            20,000           195,000
        Symantec Corporation (b).......................................             5,500           197,830
                                                                                                -----------
                                                                                                  5,899,163
                                                                                                -----------
      Utilities -- 1.52%
        The Williams Companies, Inc....................................           236,900         8,869,062
                                                                                                -----------
                                                                                                  8,869,062
                                                                                                -----------
           Total common stock (Cost $37,631,169).......................                          45,990,557
                                                                                                -----------
   Preferred Stock -- 1.50%
        The News Corporation Limited (ADR).............................           308,000         8,219,904
        Owens-Illinois, Inc., 4.75%....................................            17,500           573,125
                                                                                                -----------
           Total preferred stock (Cost $8,158,414).....................                           8,793,029
                                                                                                -----------
   Convertible Bonds -- 0.32%
        Hewlett-Packard Company, Zero Coupon Bond
          due 10/14/2017...............................................        $3,000,000         1,837,500
                                                                                                -----------
           Total convertible bonds (Cost $1,696,524)...................                           1,837,500
                                                                                                -----------
   Limited Partnerships -- 0.07%
        Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)......                             428,947
                                                                                                -----------
           Total limited partnerships (Cost $140,824)..................                             428,947
                                                                                                -----------
         Total investments in unaffiliated issures (Cost $47,626,931)..                          57,050,033
                                                                                                -----------

              See accompanying Notes to Statement of Investments


6  Baker, Fentress & Company  3rd Quarter Report 1999

Statement of Investments




September 30, 1999 - Unaudited                                                            Shares or
                                                                                       Principal Amount          Value
                                                                                       ----------------       ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 18.90%
   Wholly-Owned Subsidiary -- 17.43%
        Levin Management Co., Inc - investment management
           Common Stock (b)(c)(d)....................................................             1,000       $ 37,000,000
          9.23% Notes due 12/31/1999 (c)(d)..........................................      $ 65,000,000         65,000,000
                                                                                                              ------------
           Total wholly-owned subsidiary (Cost $120,645,890).........................                          102,000,000
                                                                                                              ------------
   Other -- 1.47%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)......................................             2,500                 --
          12% Subordinated Note due 11/03/2004 (c)(d)................................      $  8,000,000          7,501,105
        DuroLite Europe Holdings, Inc. - subsidiary of DuroLite International, Inc.
          23% Promissory Note due 08/20/1999 (c)(d)..................................      $    498,895            498,895
          Stock Purchase Warrant expiring 08/20/2008 (b)(c)(d).......................                 1                 --
        Alta Group Ltd - environmental services
          6% Note due 12/31/1999 (c)(d)..............................................      $    600,000            600,000
                                                                                                              ------------
           Total other (Cost $11,600,000)............................................                            8,600,000
                                                                                                              ------------
        Total investments in controlled affiliates (Cost $132,245,890)...............                          110,600,000
                                                                                                              ------------
MONEY MARKET SECURITIES -- 65.52%
        U.S. Treasury bills - 4.732 - 4.745% due 12/16/1999..........................      $106,000,000        104,995,650
        U.S. Treasury bills - 4.693 - 5.004% due 02/10/2000..........................      $283,324,000        278,443,744
                                                                                                              ------------
        Total investments in money market securities (Cost $383,310,232).............                          383,439,394
                                                                                                              ------------
Total Investments -- 94.17% (Cost $563,183,053)......................................                          551,089,427
                                                                                                              ------------
Cash and Other Assets, Less Liabilities -- 5.83%.....................................                           34,124,770
                                                                                                              ------------
NET ASSETS -- 100.00%................................................................                         $585,214,197
                                                                                                              ============

              See accompanying Notes to Statement of Investments


                           Baker, Fentress & Company  3rd Quarter Report 1999  7

Notes to Statement of Investments


----------------
(a) Based on the cost of investments of $512,278,370 for federal income tax purposes at September 30, 1999, net unrealized appreciation was $38,811,057, which consisted of gross unrealized appreciation of $47,301,839 and gross unrealized depreciation of $8,490,782.

(b) Non-income producing security.

(c) Securities subject to legal or contractual restrictions on sale are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of September 30, 1999, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

    The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant. The aggregate value of restricted securities was $111,430,529, or 19.04% of net assets, at September 30, 1999.

(d) There were no unrestricted securities of the same issue outstanding on September 30, 1999 or the dates of acquisition.

(e) Represents 80% of the current market price of unrestricted common stock of Paracelus Healthcare Corporation.


1999 Distribution Summary

                             Per Share
Description                   Amount        Payment Date
-----------                  ---------   ------------------
Ordinary Income Dividend         $0.30   June 15, 1999
Ordinary Income Dividend          1.00   September 24, 1999
Capital Gain Distribution         3.00   September 24, 1999
Gain Distribution                   (1)  September 24, 1999
in the form of 5,000,000
Consolidated-Tomoka
Land Co. (CTO) shares

(1) BKF shareholders received 0.128109 shares of CTO stock for each BKF share held, with any fractional share paid in cash. The cost basis of the CTO shares was $13.75 per share, the closing CTO price on the AMEX on September 24, 1999. For federal income tax purposes, the holding period of the CTO shares distributed began on September 24, 1999.


Selected Data

As of September 30, 1999

Cash and cash equivalents...........................   $423,972,165
Public portfolio securities.........................   $ 56,219,504
Private placement securities........................   $  9,430,529
Levco...............................................   $102,000,000
Other assets less liabilities.......................   $ (6,408,001)
                                                       ------------
Total net assets....................................   $585,214,197

Net investment income (YTD).........................   $ 10,220,834
Net realized capital gain (YTD).....................   $263,384,840
Unrealized depreciation.............................   $(12,093,625)
Shares outstanding..................................     39,029,101
Per Share
 Net asset value....................................   $      14.99
 Market price.......................................   $    13.9375


8  Baker, Fentress & Company  3rd Quarter Report 1999

Portfolio Changes Exceeding $2.5 Million


Quarter Ended September 30, 1999 - Unaudited

Purchases                                                  Cost       Sales                                   Proceeds
---------                                               -----------   -----                                 ------------
AMR Corporation.....................................    $ 8,587,391   Consolidated-Tomoka Land Co. (1)....  $ 68,750,000
Veritas Software                                                      Texas Instruments Incorporated......    27,310,301
 1.856% Bond due 8/13/2006..........................      6,372,584   Citadel Communications Corporation..    21,192,383
Viacom Inc., Class B................................      6,157,987   Tribune Company.....................    19,634,910
The Gillette Company................................      3,886,843   International Business Machines
Compaq Computer Corporation.........................      3,859,097    Corporation........................    18,882,660
Xerox Corporation...................................      2,514,889   KeySpan Energy Corporation..........    15,949,250
                                                        -----------   Seagate Technology, Inc.............    15,003,039
                                                        $31,378,791   XL Capital Ltd., Class A............    14,574,461
                                                        ===========   Hewlett-Packard Company,
                                                                       Zero Coupon Bond due 10/14/2001....    14,496,956
                                                                      Bell Atlantic Corporation...........    13,790,399
                                                                      Johnson & Johnson...................    13,525,678
                                                                      Ralston Purina Company..............    12,278,762
                                                                      BellSouth Corporation...............    12,270,007
                                                                      General Electric Company............    12,023,771
                                                                      Owens-Illinois, Inc.................    11,776,977
                                                                      Warner-Lambert Company..............    11,676,043
                                                                      The Black & Decker Corporation......    11,115,952
                                                                      Monsanto Company....................    11,106,499
                                                                      Penta Japan Domestic Partners, L.P..    10,720,415
                                                                      United Technologies Corporation.....    10,528,981
                                                                      Koninklijke Philips Electronics N.V.    10,042,130
                                                                      Unocal Corporation..................     9,655,678
                                                                      The Bank of New York Company, Inc...     9,601,821
                                                                      Nabisco Holdings Corporation........     9,506,448
                                                                      Schlumberger N.V....................     8,654,590
                                                                      First Data Corporation..............     8,594,179
                                                                      Loral Space & Communications........     8,292,379
                                                                      AMR Corporation.....................     7,600,241
                                                                      Xerox Corporation...................     7,417,516
                                                                      Tokio Marine & Fire Insurance
                                                                       Company, Limited (ADR).............     7,342,792
                                                                      Veritas Software 1.856% Bond
                                                                       due 8/13/2006......................     6,869,600
                                                                      McKesson HBOC Inc...................     6,789,378
                                                                      Pfizer Inc..........................     6,687,334
                                                                      The News Corporation Limited........     6,551,626
                                                                      Tyco International Ltd..............     6,373,002
                                                                      Compaq Computer Corporation.........     6,324,984
                                                                      Viacom Inc., Class B................     5,715,539
                                                                      Ace Ltd.............................     5,577,112
                                                                      AMFM Inc............................     5,442,358
                                                                      Aetna Life Insurance and
                                                                       Annuity Company....................     5,281,981
                                                                      The Fox Entertainment Group, Inc....     5,182,322
                                                                      Crown Cork & Seal Company, Inc......     4,911,860
                                                                      PartnerRe Ltd.......................     4,766,624
                                                                      The Walt Disney Company.............     4,751,835
                                                                      The Boeing Company..................     4,376,843
                                                                      BankAmerica Corporation.............     3,956,022
                                                                      The Gillette Company................     3,692,527
                                                                      Tenneco Inc.........................     3,495,885
                                                                      E.I. Du Pont de Nemours and Company.     2,711,414
                                                                                                            ------------
                                                                                                            $532,773,464
                                                                                                            ============

(1) Consolidated-Tomoka Land Co. common stock was distributed to shareholders on September 24, 1999.

                           Baker, Fentress & Company  3rd Quarter Report 1999  9

Directors and Officers


BOARD OF DIRECTORS

Frederick S. Addy              Jeffrey A. Kigner
Bob D. Allen                   John A. Levin
Eugene V. Fife                 Burton G. Malkiel
J. Barton Goodwin              David D. Peterson
James P. Gorter                William H. Springer
David D. Grumhaus              Dean J. Takahashi

OFFICERS
James P. Gorter                Chairman of the Board
John A. Levin                  President and Chief Executive Officer
James P. Koeneman              Executive Vice President and Secretary
Scott E. Smith                 Executive Vice President
Julie A. Heironimus            Treasurer and Assistant Secretary
Beverly J. Friedberg           Assistant Treasurer



10  Baker, Fentress & Company  3rd Quarter Report 1999

                          Baker, Fentress & Company  3rd Quarter Report 1999  11

Corporate Data



Transfer and Dividend Disbursing Agent
ChaseMellon
Shareholder Services
Overpeck Center
85 Challenger Road
Ridgefield Park, New Jersey 07660
1-800-719-9058

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 590
Chicago, Illinois 60606
312-236-9190 or 800-BKF-1891

Web Site
www.bakerfentress.com

        [ARTWORK]

Baker, Fentress & Company

Report to Shareholders

        [ARTWORK]

THIRD QUARTER
SEPTEMBER 30, 1999


[Recycling Logo]

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.